UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 15, 2019

Kaman Corporation
(Exact Name of Registrant as Specified in Its Charter)

Connecticut	001-35419	06-0613548
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1332 Blue Hills Avenue, Bloomfield, Connecticut	06002
(Address of Principal Executive Offices)	(Zip Code)

(860) 243-7100
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock ($1 par value)	KAMN	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01.    Entry into a Material Definitive Agreement.

On July 15, 2019, Kaman Corporation (the “Company”) and U.S. Bank National Association, as trustee (the “Trustee”), entered into a first supplemental indenture, dated as of July 15, 2019 (the “Supplemental Indenture”) to the Indenture, dated May 12, 2017 (the “Indenture”), governing the Company’s 3.25% Convertible Senior Notes due 2024 (the “Notes”) pursuant to the Company’s previously announced solicitation of consents (the “Consent Solicitation”) with respect to the proposed amendments (the “Proposed Amendments”) to the Indenture, which expired at 5:00 p.m., New York City time, on July 15, 2019.

The Proposed Amendments expressly provide that the transactions contemplated by the previously announced Share Purchase Agreement, among the Company, LJ KIT Blocker, Inc., LB KAI Blocker, Inc. and LJ KFP Blocker, Inc. (the “Purchasers”), dated as of June 25, 2019, pursuant to which the Purchasers will acquire from the Company all of the issued and outstanding shares of Kaman Industrial Technologies Corporation, do not violate the Indenture.

The Supplemental Indenture became effective upon execution thereof, but the Proposed Amendments will not become operative until payment of the applicable consent fee.

The foregoing description of the Supplemental Indenture is a summary and is qualified in its entirety by reference to the Supplemental Indenture, a copy of which is attached hereto as Exhibit 4.1 and is incorporated by reference into this Item 1.01.

Item 8.01 Other Events.

On July 16, 2019, the Company issued a press release announcing the expiration of the previously announced Consent Solicitation, the receipt of the requisite consents to approve the Proposed Amendments, and the entry into the Supplemental Indenture in connection therewith. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits

The following exhibits are filed as part of this report:

Exhibit	Description

4.1	First Supplemental Indenture, dated July 15, 2019 between Kaman Corporation and U.S. Bank National Association, as trustee.
99.1	Press release issued by Kaman corporation on July 16, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAMAN CORPORATION

By:	/s/ Shawn G. Lisle
Shawn G. Lisle
Senior Vice President and
General Counsel

Date: July 16, 2019